UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008
U.S. AUTO PARTS NETWORK, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17150 South Margay Avenue, Carson, CA 90746
(Address of principal executive offices) (Zip Code)
(310) 735-0085 ( Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

£	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

£	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

£	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

£	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

On October 28, 2008, U.S. Auto Parts Network, Inc. issued a press release announcing the acquisition of certain assets of AutoMD.

Item 9.01       Financial Statements and Exhibits

(d)    Exhibits.   The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated October 28, 2008, announcing “U.S. Auto Parts Acquires Automotive Diagnosis and Repair Website.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 28, 2008                                                     U.S. AUTO PARTS NETWORK, INC.

By:   /s/ MICHAEL J. MCCLANE
 Michael J. McClane
 Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 28, 2008, announcing “US. Auto Parts Acquires Automotive Diagnosis and Repair Website.”